UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 3, 2018

CANTEL MEDICAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-31337	22-1760285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Identification Number)

150 Clove Road, Little Falls, New Jersey	07424
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 890-7220

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

At the 2017 Annual Meeting, held on January 3, 2018, five proposals were voted on by the Company’s stockholders.  The proposals are described in detail in the Company’s definitive proxy statement filed on November 28, 2017 (the “Proxy Statement”) in connection with the 2017 Annual Meeting and summarized below.

A final voting report was produced by Broadridge Financial Solutions, Inc., the independent inspector of election for the 2017 Annual Meeting, certifying the following results on the five proposals:

Proposal 1               The stockholders elected all ten director nominees to serve as members of the Company’s board of directors until the Company’s 2018 Annual Meeting of Stockholders.

Name	For	Withheld	Abstain	Broker Non-Votes
Alan R. Batkin	36,775,973	744,667	7,468	2,244,375
Ann E. Berman	37,321,222	199,726	7,160	2,244,375
Charles M. Diker	36,841,392	671,682	15,034	2,244,375
Mark N. Diker	37,026,153	493,746	8,209	2,244,375
Anthony B. Evnin	37,151,885	261,417	114,806	2,244,375
Laura L. Forese	37,312,092	209,227	6,789	2,244,375
George L. Fotiades	37,304,318	216,105	7,685	2,244,375
Jorgen B. Hansen	37,021,850	490,810	15,448	2,244,375
Ronnie Myers	37,208,250	209,946	109,912	2,244,375
Peter J. Pronovost	37,284,247	192,420	51,441	2,244,375

Proposal 2               The stockholders approved, on an advisory basis, the compensation of the Company's Named Executive Officers.

For	Against	Abstain	Broker Non-Votes
36,679,402	832,016	16,690	2,244,375

Proposal 3               The stockholders approved, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s Named Executive Officers.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
31,846,902	32,001	5,630,874	18,331	2,244,375

Proposal 4               The stockholders approved the amendment of the Company's By-Laws to designate the Delaware Court of Chancery as the exclusive forum for certain legal actions.

For	Against	Abstain	Broker Non-Votes
22,510,534	15,002,903	14,671	2,244,375

Proposal 5    The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending July 31, 2018.

For	Against	Abstain
39,496,965	268,737	6,781

Item 9.01  Financial Statements and Exhibits.

(d)         Exhibits

3.1                        Cantel Medical Corp. By-Laws, as amended on January 3, 2018.
3.2 Cantel Medical Corp. By-Laws, as amended on January 3, 2018, marked to show the new amendments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANTEL MEDICAL CORP.
(Registrant)

	By:	/s/ Jorgen B. Hansen
Jorgen B. Hansen
President and Chief Executive Officer

Date: January 9, 2018